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                                                                    EXHIBIT 10.1


                  THIRD AMENDMENT TO FIRST AMENDED AND RESTATED
                                CREDIT AGREEMENT


         This Third Amendment to First Amended and Restated Credit Agreement is made and effective as of March 31, 2000, by and between CARBO CERAMICS INC., a Delaware corporation (the "Borrower"), and BROWN BROTHERS HARRIMAN & CO., a New York limited partnership (the "Lender").

                                   WITNESSETH:

         WHEREAS, the Lender and the Borrower entered into a First Amended and Restated Credit Agreement dated as of February 12, 1998 by and between the Lender and the Borrower (as heretofore amended by that certain First Amendment dated as of March 31, 1999 and that certain Second Amendment dated as of December 31, 1999, the "Credit Agreement"), pursuant to which the Lender committed, among other things, to make loans, advances, and other credit facilities available to the Borrower;

         WHEREAS, the parties desire to amend the Credit Agreement in certain respects, as hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing, for other valuable consideration hereby acknowledged, and subject to the other terms and conditions hereof, the Lender and the Borrower agree that Subsection (c) of Section 5.01 of the Credit Agreement is hereby amended and restated, effective the date hereof, as follows:

         "(c) Earnings Ratio. Maintain a ratio of its EBITDA to its Fixed Charges of not less than 1.75 to 1.0 at March 31, 2000, calculated quarterly on a rolling four (4) quarter basis for the four (4) quarters immediately preceding the date of such calculation.

         1. By its execution hereof, the Borrower hereby certifies to the Lender that as of the date hereof (i) all representations and warranties heretofore made by it under the Credit Agreement and the other Loan Documents are true in all material respects, (ii) the Borrower does not have or claim to have any offset, counterclaim, or defense to any of its obligations under the Credit Agreement or any of the Loan Documents, and (iii) in consideration of and to induce the Lender's agreement to the terms of this Third Amendment, the Borrower for itself and its successors and assigns, does hereby RELEASE, ACQUIT, and FOREVER DISCHARGE the Lender, its partners, officers, employees, agents, attorneys, other representatives, and all other persons (collectively, the "Indemnitees") who might be liable, from any and all claims, demands,

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liabilities, and causes of action of whatsoever nature, whether in contract or in tort, or arising under or by virtue of any statute, rule, regulation, or other laws, for all losses and damages, including but not limited to exemplary and punitive damages, that have accrued or may ever accrue to the Borrower and its successors and assigns, and which arise out of, result from, or are caused by any act or omission of any one or more of the Indemnitees on or prior to the date hereof in connection with the Loan, the Loan Documents, this Third Amendment, or any matter or thing in connection therewith or related thereto.

         2. Except as expressly set forth herein, all terms and provisions of the Credit Agreement are hereby confirmed as in full force and effect. The Borrower expressly agrees by its execution hereof that all benefits created and conferred by the Credit Agreement cover and extend to all obligations evidenced and created by the Note, the Credit Agreement as amended hereby, and all renewals, extensions, and modifications thereof, in whole or in part. All terms with their initial letters capitalized herein and not otherwise defined herein have the same meanings set forth in the Credit Agreement.

         3. Subject to satisfaction of the requirements for the effectiveness of this Third Amendment, as set forth in paragraph 4 hereof, and the agreement of the Borrower to the terms and provisions in this Third Amendment, the Lender hereby agrees to the foregoing amendment to the Credit Agreement.

         4. This Third Amendment shall not be effective until the Lender shall have received the following, each dated such day and in form and substance satisfactory to the Lender:

         a. This Third Amendment, duly executed by all parties hereto; and

         b. Payment by the Borrower of all costs, expenses, and fees, including but not limited to reasonable attorneys' fees and costs, incurred by the Lender in connection with this Third Amendment.

         5. This Third Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

               REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.


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         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                         CARBO CERAMICS INC.


                                         By:
                                             --------------------------------
                                         Print Name:
                                                     ------------------------
                                         Title:
                                                 ----------------------------

                                         per pro BROWN BROTHERS HARRIMAN & CO.


                                         By:
                                             --------------------------------
                                         Print Name:
                                                     ------------------------
                                         Title:
                                                 ----------------------------


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